EXHIBIT 99.3

Bank Refinancing

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by the fact that they do not strictly relate to historical or current facts. We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. Our actual results may differ from those expressed or implied by our forward-looking statements as a result of legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, our access to capital and the results of our financing and refinancing efforts, the integration of recent acquisitions, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the SEC. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

RRI's Goals for the Refinancing Meaningful term extension with limited "hard" amortization in first few years Maintain adequate liquidity to manage our business in stressed commodity price environments Allow for the acquisition and financing of Texas Genco

Trading & Marketing (RES) Prior to Refinancing - 12/31/02 REC Europe Bank Term Loan EU0.6 (Jul 2003) Mid Atlantic Lease $0.6 (off-B/S) REPGI Non-recourse Project Finance Subs. Debt $0.4 Synthetic Lease (off-B/S) Banks $1.3 (Dec 2004) (RRI guaranty & negative pledge) Other Merchant Plants (CA, AZ, NV, FL, TX, IL) Midwest Debt $1.0 (Oct 2005) Restricted Cash ($0.1) New York Debt $0.4 (Oct 2005) Restricted Cash ($0.1) Liberty Project Financing Debt $0.3 RE BV Netherlands REPGB (UNA) (Netherlands) EU0.2 Revolver $0.0 (Jul 2003) Cash ($0.1) $0.4 L/C's - (Jul 2003) Orion Power Holdings 12% Notes $0.5*** (2010) RE Retail Holdings (RERH) Rec Factoring $0.1 (off-B/S) 12/31/02 amounts in billions; cash and restricted cash balances in brackets Reliant Resources, Inc. Orion Bridge $2.9 (Feb 2003) $0.8 Revolver/Term $0.8 (Aug 2003) $0.8 Revolver $0.6* (Aug 2004) Consolidated Unrestricted ($1.1)** Cash (excluding REPGB) * Remaining $0.2 used via L/Cs ** Excludes $0.3 of cash margin posted *** Includes $0.1 of purchase accounting write-up related to the acquisition of Orion Power Holdings

Trading & Marketing (RES) After Refinancing and Pro Forma for Sale of Europe Mid Atlantic Lease $0.6 (off-B/S) Non-recourse Project Finance Subs. Debt $0.4 Other Merchant Plants (CA, AZ, NV, FL, TX, IL, PA, MS) Midwest Debt $1.0 (Oct 2005) Restricted Cash ($0.1) Orion Power Holdings 12% Notes $0.5*** (2010) All amounts as of 12/31/02 except for those affected by the refinancing; amounts in billions; cash and restricted cash balances in brackets Reliant Resources, Inc.* Term Loans $3.8 (March 2007) $2.1 Revolver $1.2** (March 2007) $0.3 New Credit Line --- (2004) * Excludes Texas Genco purchase escrow of ~$0.5 ** Includes borrowings for cash collateral of $0.5; excludes $0.2 of L/Cs outstanding related to collateral postings Liberty Project Financing Debt $0.3 New York Debt $0.4 (Oct 2005) Restricted Cash ($0.1) REPGI RE Retail Holdings (RERH) Rec Factoring $0.1 (off-B/S) *** Includes $0.1 of purchase accounting write-up related to the acquisition of Orion Power Holdings

Summary of Refinancing Terms for $5.9 bn Facilities Term loans $3.8 billion Revolver $2.1 billion Maturity: ~ 4 years (3/15/07) Mandatory paydown: $500 million (5/15/06) Interest rate: LIBOR + 4% Upfront restructuring fee: $89 million (1.5%) (of which ~$15 million paid at maturity) Upfront warrants: 2.5% of fully-diluted shares priced based on a 60-day average closing market price beginning 90 calendar days after closing; 5-year term

Cumulative Paydown Targets Cumulative If Cumulative Target Not Met: Date Paydown Target Fees * Warrants** 5/14/2004 $0.5 billion 0.50% 0.0% 5/16/2005 $1.0 billion 0.75% 2.0% 5/15/2006 $2.0 billion 1.00% 2.0% * One time flat fee on remaining outstanding commitments and term loans on such target date ** Based on percent of fully-diluted shares. Exercise price of May 16, 2005 warrants based on 120-day average closing market price beginning 60 calendar days before closing. Exercise price of May 15, 2006 warrants based on 60-day average closing market price beginning 180 calendar days after closing. Warrants have 5-year term from pricing.

New $300 Million Credit Line Purpose: Provide additional liquidity to support collateral postings Maturity date: Earlier of 81% Texas Genco acquisition or 12/15/04 Interest rate: LIBOR + 5.5% Upfront fees: $4.5 million (1.5%)

Texas Genco Financing Gives us the flexibility to exercise the Texas Genco option if deemed attractive Funding baskets Junior securities at RRI: Unlimited Potential asset sales: $500 million (will be increased to $650 million if the sale of the company's European business is consummated) Debt or equity at Texas Genco: Up to 50% of enterprise value

Collateral Provided to Banks West Bighorn Desert Basin Coolwater Etiwanda Mandalay Ormond Beach Ellwood Southeast Indian River Osceola Choctaw County Midwest Aurora Shelby County Northeast Hunterstown Seward Assets Subsidiary Stock Substantially all subsidiaries except: Orion Power Midwest Orion Power New York European subsidiaries RE Mid-Atlantic operating companies Channelview Liberty 4,642 MW 1,906 MW 1,283 MW 1,120 MW

Financial Covenants EBITDAR / Interest Consolidated: 1.8 in 2003 to 1.4 by 2006 Deconsolidated*: 1.2 in 2003; 1.1 in 2004-2006 Debt / EBITDAR Consolidated: 7.3 in 4Q 2003 to 5.9 by 2006 Deconsolidated*: 10.8 in 4Q 2003 to 8.0 by 2006 * Deconsolidated equals Consolidated minus the cash trapped entities, which are comprised of REC Europe, Channelview, Orion Power Midwest, Orion Power New York, and Texas Genco

Other Significant Covenants Capex limits General limits on maintenance and construction capex Prohibition on speculative trading Subsidiary guarantees of new RRI credit facilities Upstream guarantees provided by substantially all subsidiaries, unless limited by financing restrictions, etc. Orion Power Holdings will provide an upstream guarantee of ~ $1.1 billion. No upstream guarantees provided by Midwest and New York subsidiaries Upstream guarantees from RE Mid-Atlantic and Channelview are limited to holding companies, i.e., at least one level above financing levels Asset sale proceeds Must be dedicated to repayment of bank debt, other than asset sale basket dedicated to Texas Genco